EXHIBIT 10.39

SECOND AMENDMENT TO FIRST AMENDED

AND RESTATED PRODUCTS PURCHASE AGREEMENT

This Second Amendment to First Amended and Restated Products Purchase Agreement (the “Second Amendment”) is entered into as of the 1st day of February, 2019 (“Second Amendment Effective Date”) by and between DaVita Inc. (fka DaVita Healthcare Partners Inc.), a Delaware corporation having a principal place of business at 2000 16th Street, Denver, Colorado 80202 (“DaVita”) and Rockwell Medical, Inc., a Michigan corporation with a principal place of business at 30142 Wixom Road, Wixom, Michigan 48383 (“Rockwell”)  (each a “Party” and collectively, the “Parties”).

WHEREAS, the Parties entered into that certain First Amended and Restated Products Purchase Agreement effective as of May 8, 2013 regarding Rockwell’s desire to sell to DaVita, and DaVita’s agreement to purchase from Rockwell, certain Products in accordance with the terms and conditions set forth therein and the First Amendment to First Amended and Restated Products Purchase Agreement effective as of January 1, 2019 (collectively, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in accordance with the terms and conditions set forth in this First Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to the foregoing and as follows:

1.     Section 2.1  (“Term”) of the Agreement is deleted in its entirety and replaced with the following:

“3.1        Term.  This Agreement shall commence on the Effective Date and continue in full force and effect through June 30, 2019 (the “Initial Term”) unless earlier terminated in accordance with the provisions of this Article II.”

2.     Entire Agreement.  Except as expressly modified herein, all other terms and provisions of the Agreement shall continue in full force and effect.  In the event of any conflict or ambiguity between this Second Amendment and the Agreement (or any exhibit or attachment to the Agreement), this Second Amendment shall govern and control with regard to the subject matter contained herein.  Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this First Amendment as of the Second Amendment Effective Date.

DAVITA INC.		ROCKWELL MEDICAL, INC.

By:	/s/ LeAnne Zumwalt	By:	/s/ Anne Boardman
Name:	LeAnne Zumwalt	Name:	Anne Boardman
Title:	Group Vice President	Title:	VP

APPROVED AS TO FORM
DAVITA INC.

By:	/s/ Shannon M. Bragg
Shannon M. Bragg
Assistant General Counsel

Second Amendment	DaVita Confidential & Proprietary
DaVita Inc. / Rockwell Medical, Inc.	Page 1 of 1